UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2014 (June 30, 2014)

Monogram Residential Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5800 Granite Parkway, Suite 1000

Plano, Texas

75024

(Address of principal executive offices)

(Zip Code)

(469) 250-5500

(Registrant’s telephone number, including area code)

Behringer Harvard Multifamily REIT I, Inc.

15601 Dallas Parkway, Suite 600, Addison, Texas, 75001

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 30, 2014, Monogram Residential Trust, Inc. (f/k/a Behringer Harvard Multifamily REIT I, Inc.) and its wholly owned subsidiaries (collectively referred to herein as the “Company,” “we,” “our” or “us”) completed the self-management transactions contemplated by the Master Modification Agreement dated July 31, 2013 among the Company, Behringer Harvard Multifamily REIT I Services Holdings, LLC (“Services Holdings”), Behringer Harvard Multifamily Advisors I, LLC (the “Advisor”), Behringer Harvard Multifamily Management Services, LLC (the “Property Manager” and together with the Advisor, the “Service Providers”), and Behringer Harvard Institutional GP LP (“BHMP GP” and together with the Service Providers, “Behringer”).  As a result, the Company is now self-managed.  Below we describe a number of related matters.   For additional information regarding the Master Modification Agreement and our transition to self-management, please see our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2013.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mark T. Alfieri is now our Chief Executive Officer.  As of the closing of the self-management transactions, Robert S. Aisner submitted, and our board of directors accepted, his resignation as our Chief Executive Officer.  Mr. Aisner remains a member of our board of directors.  Our board of directors appointed Mark T. Alfieri, who already serves as our President, Chief Operating Officer and one of our directors, to be our Chief Executive Officer effective as of the closing of the self-management transactions.

Certain other changes to our officer positions were also approved by our board of directors.  Effective as of the closing of the self-management transactions, the following individuals were appointed to the following positions:

Name	Title
Mark T. Alfieri	Chief Executive Officer, President and Chief Operating Officer and Director
Howard S. Garfield	Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Assistant Secretary
Margaret M. Daly	Executive Vice President — Property Management
Daniel J. Rosenberg	Senior Vice President, General Counsel and Secretary
Ross P. Odland	Senior Vice President — Portfolio Management
Robert T. Poynter	Executive Vice President and Chief Investment Officer
James J. McGinley III	Senior Vice President and Chief Development Officer
James A. Fadley	Senior Vice President and Chief Administrative Officer

For additional information about Messrs. Alfieri, Garfield, Odland and Rosenberg and Ms. Daly, including their employment agreements and relationship with the Company, please see our Current Report on Form 8-K filed with the SEC on August 6, 2013 and our Annual Report on Form 10-K filed with the SEC on March 12, 2014.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment, Articles of Correction and Second Articles of Restatement

Effective June 30, 2014, the Company amended its charter by filing Articles of Amendment with the Maryland State Department of Assessments and Taxation (the “SDAT”) to change its name from “Behringer Harvard Multifamily REIT I, Inc.” to “Monogram Residential Trust, Inc.”  In addition, on June 30, 2014, the Company amended its charter by filing Articles of Amendment with the SDAT to reduce the number of authorized shares of convertible stock, $0.0001 par value per share (none of which were issued or outstanding) from 1,000 to 0 and to increase the number of authorized shares of preferred stock, $0.0001 par value per share, from 124,999,000 to 125,000,000. On June 30, 2014, the Company also filed Articles of Correction with the SDAT to clarify typographical errors in the Articles Supplementary with respect to Series A non-participating, voting, cumulative, convertible 7.0% preferred stock.  Finally, on June 30, 2014, the Company filed the Second Articles of Restatement with the SDAT to restate the charter in a single document.  The information set forth herein does not purport to be complete in scope and is qualified in its entirety by the full text of the two Articles of Amendment, Articles of Correction and Second Articles of Restatement, which have been filed as exhibits to this Current Report on Form 8-K.

Fifth Amended and Restated Bylaws

Effective June 30, 2014, the Company adopted the Fifth Amended and Restated Bylaws. These amended bylaws reflect the Company’s new name, “Monogram Residential Trust, Inc.” The information set forth herein does not purport to be complete in scope and is qualified in its entirety by the full text of the Fifth Amended and Restated Bylaws, which have been filed as an exhibit to this Current Report on Form 8-K.

Item 5.05                                           Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective June 30, 2014, the Company adopted a new Code of Business Conduct and Ethics (the “Code”) that applies to all of the Company’s directors, officers and employees.  Previously, the Company’s directors, officers and employees were subject to a code of ethics that applied to all Behringer-sponsored companies. The Company adopted the Code in connection with the completion of its transition to a self-managed company that is independent of Behringer.  The new Code covers topics such as business ethics, compliance standards and procedures, confidential information, conflicts of interest, corporate opportunities, protection and proper use of the Company’s assets, fair dealing, compliance with laws and insider trading and waivers of the Code, among other things.

The information set forth herein does not purport to be complete in scope and is qualified in its entirety by the full text of the Code, which has been filed as an exhibit to this Current Report on Form 8-K and is also posted to the Company’s website at www.MonogramResidentialTrust.com.

Item 7.01.                                        Regulation FD Disclosure.

On July 1, 2014, we issued a press release with respect to the closing of the self-management transactions described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01                                           Other Events

The Company moved its corporate headquarters to 5800 Granite Parkway, Suite 1000, Plano, Texas, 75024, and changed its phone number to (469) 250-5500.  It also moved its website to www.MonogramResidentialTrust.com.

The Company has also revised its share redemption program and distribution reinvestment plan to reflect the new name of the Company and to reflect corresponding name changes to certain of its subsidiaries.  The distribution reinvestment plan has also been revised to name Behringer Shareholder Services as the new contact for notices to the Administrator under the plan.  The information set forth herein does not purport to be complete in scope and is qualified in its entirety by the full text of the revised share redemption program and distribution reinvestment plan, which have been filed as exhibits to this Current Report on Form 8-K.

The information above under “Explanatory Note” is also incorporated by reference into this Item 8.01.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Articles of Amendment (name change)
3.2	Articles of Amendment (authorized capital change)
3.3	Certificate of Correction
3.4	Second Articles of Restatement
3.5	Fifth Amended and Restated Bylaws
14.1	Code of Conduct and Ethics
99.1	Press Release, dated July 1, 2014
99.2	Fourth Amended and Restated Share Redemption Program
99.3	Fourth Amended and Restated Distribution Reinvestment Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM RESIDENTIAL TRUST, INC.
(Registrant)

July 1, 2014	/s/ Daniel J. Rosenberg
Daniel J. Rosenberg
Senior Vice President, General Counsel and Secretary